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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report June 24, 1996
                          ----------------------------
                        (Date of earliest event reported)


                          NeXstar Pharmaceuticals, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         0-23012                    84-1173453
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(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


2860 Wilderness Place              Boulder, CO                    80301
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:        (303) 444-5893
                                                     ---------------------------



                                      NA
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ITEM 5.    OTHER EVENTS

      The Registrant on June 24, 1996 announced that it was withdrawing its plan to issue an additional 2.5 million shares of common stock in a public offering as a result of the decline in its stock price.
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

None



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NeXstar Pharmaceuticals, Inc.


                                           By:  /s/ Patrick J. Mahaffy
                                              ---------------------------
                                                Patrick J. Mahaffy
                                                President


Dated: July 8, 1996